Exhibit 10.1
LIBERTY JUPITER, INC.
SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
     THIS SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (the “Agreement”) is entered into this 14th day of August, 2007, by and among LIBERTY GLOBAL, INC., a Delaware corporation (“LGI”), LGJ HOLDINGS LLC, a Delaware limited liability company (“LGJ Holdings”), Miranda Curtis (“Curtis”), Graham Hollis (“Hollis”), Yasushige Nishimura (“Nishimura”), Liberty Jupiter, Inc., a Delaware corporation (the “Corporation”), and, solely for the purposes of Section 7 of this Agreement, LIBERTY MEDIA INTERNATIONAL, INC., a Delaware corporation (“LMI”), and LIBERTY MEDIA INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company (“LMINT LLC”). Each of LGJ Holdings, Curtis, Hollis and Nishimura is referred to in this Agreement individually as a “Stockholder,” and are referred to collectively in this Agreement as “Stockholders.”
Recitals
     The Stockholders own all of the issued and outstanding Shares of the Corporation, as follows:

			Percentage of
			Issued and
			Outstanding
Stockholder	Class	Number of Shares	in Class

LGJ Holdings	Class A Common	230.00000	28.75%
	Class B Common	3,198.00000	100.00%
	Class C Common	2.00000	100.00%
	Preferred	93,378.87298	100.00%

Curtis	Class A Common	320.00000	40.00%

Hollis	Class A Common	200.00000	25.00%

Nishimura	Class A Common	50.00000	6.25%
     The parties to this Agreement other than LGI and LGJ Holdings entered into a Amended and Restated Stockholders’ Agreement (the “2004 Agreement”) dated May 21, 2004 with Robert R. Bennett, a former stockholder of the Corporation, to provide for certain exchange and repurchase rights and other matters relating to the relationship among them. Since that date, LGJ Holdings has acquired all of the Shares formerly held by LMINT LLC and Robert R. Bennett and certain of the Shares formerly held by Nishimura. The parties hereto desire to substitute LGI and LGJ Holdings for LMI and LMINT LLC, respectively, as parties and to amend and restate the provisions of the 2004 Agreement.

     In consideration of the mutual promises and covenants contained in this Agreement and intending to be legally bound, the parties agree that the 2004 Agreement shall be amended and restated in its entirety to provide as follows:
Agreement
     1. Definitions. The following terms, when used in this Agreement, have the meanings set forth below:
          (a) “Affiliate” means, with respect to any Person, any Person that directly or indirectly Controls, is Controlled by, or is under common Control with such Person.
          (b) “Business Day” means any day other than Saturday, Sunday or a day on which banking institutions in Denver, Colorado, are required or authorized to be closed.
          (c) “Class A Shares” means Class A common stock, par value $.01 per share, of the Corporation and any security received in exchange or substitution for such stock.
          (d) “Class B Shares” means Class B common stock, par value $.01 per share, of the Corporation and any security received in exchange or substitution for such stock.
          (e) “Class C Shares” means Class C common stock, par value $.01 per share, of the Corporation and any security received in exchange or substitution for such stock.
          (f) “Common Shares” means any of the Class A Shares, the Class B Shares, and the Class C Shares.
          (g) “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
          (h) “Exchange Notice” means a notice delivered to LGI or to an Investor pursuant to Section 3, specifying the number of Class A Shares the provider of such notice desires to exchange for LBTYA Shares.
          (i) “Exchanged Shares” has the meaning specified in Section 3(e).
          (j) “Fair Market Value” means the cash price at which a willing seller would sell and a willing buyer would buy, both having full knowledge of the relevant facts and being under no compulsion to sell, in an arm’s-length transaction without time constraints, determined, as to any LBTYA Shares, in accordance with Section 3(d) below and, as to any Class A Shares, in accordance with Section 3(e) below.
          (k) “Investor” means each of Curtis, Hollis and Nishimura.

          (l) “Loan Facility” means the proposed JPY 85,000,000,000 Senior Secured Term Loan Facility that LGJ Holdings is negotiating as of the date of this Agreement with Citibank, N.A., Tokyo Branch, as Sole Lead Arranger and Sole Book Runner and as Administrative Agent.
          (m) “LBTYA Share” means a share of Series A Common Stock, par value $.01 per share, of LGI and any security received in exchange or substitution for such a share.
          (n) “Person” means a human being or a corporation, partnership, limited liability company, limited liability partnership, trust, unincorporated organization, association or other entity.
          (o) “Preferred Shares” means shares of preferred stock, $.01 par value per share, of the Corporation and any security received in exchange or substitution for such stock.
          (p) “Shares” means any of the Class A Shares, the Class B Shares, the Class C Shares and the Preferred Shares.
          (q) “Transfer” means a sale, exchange, assignment, pledge, grant of a security interest, or other disposition (whether voluntary, involuntary or by operation of law).
     2. Share Transfer Restrictions. No Investor will directly or indirectly Transfer or agree to Transfer any Class A Shares except (a) by a Transfer of Class A Shares to LGJ Holdings for purposes of exchanging such Class A Shares for LBTYA Shares in accordance with Section 3 below, (b) with the prior written consent of LGI, or (c) (i) to a trust or similar arrangement established primarily for the benefit of such Investor or such Investor’s immediate family members, (ii) to the spouse and lineal descendants of such Investor (including an executor, administrator or personal representative of a deceased Investor for the benefit of such Person), or (iii) to a Person that is Controlled by the transferring Investor and that continues to be Controlled by the transferring Investor at all times while it owns any Class A Shares, so long as any such Transfer does not subject LGI, LGJ Holdings or the Corporation to any additional legal requirements or restrictions or to any liability or obligation. Any attempted Transfer of Class A Shares by an Investor other than in accordance with this Section 2 will be void ab initio. Any Person to whom Class A Shares are transferred in accordance with clause (b) or (c) of this Section 2 automatically will be substituted for the transferring Investor as a party to this Agreement with respect to such Class A Shares as of the effective time of such Transfer and thereafter shall be considered an Investor for all purposes of this Agreement.
     3. Exchange of Class A Shares. LGI and each Investor will have the right to require the exchange of Class A Shares for LBTYA Shares in accordance with the following provisions:
          (a) LGI Exchange Right. LGI will have the right, exercisable by delivery of a Exchange Notice to an Investor, to require the exchange of all or any part of the Class A Shares held by such Investor for a number of LBTYA Shares having a Fair Market Value equivalent to the Fair Market Value of the number of Class A Shares being exchanged. If LGI exercises its right under this Section 3(a) to require the exchange of Class A Shares held by an Investor, LGI will use commercially reasonable efforts to cause such exchange to be accomplished without the imposition of tax liability on the Investor whose Class A Shares are exchanged.
          (b) Investor Exchange Right. Each Investor (or, in the case of a deceased Investor, his or her personal representative) will have the right, exercisable by delivery of a Exchange Notice to LGI, to require the exchange of all of the Class A Shares held by such Investor for a number of LBTYA Shares having a Fair Market Value equivalent to the Fair Market Value of the number of Class A Shares being exchanged.
          (c) Exchange Notice Date. The date on which any Exchange Notice pursuant to Section 3(a) or (b) is delivered is the “Exchange Notice Date.”
          (d) Fair Market Value of LBTYA Shares. For purposes of this Section 3, the Fair Market Value of an LBTYA Share will be equal to the last reported sales price of an LBTYA Share on the last trading day immediately preceding the Exchange Notice Date, as reported by the principal U. S. securities exchange on which LBTYA Shares are traded or, if LBTYA Shares are then traded in the over-the-counter market, as reported by Nasdaq Stock Market or any recognized successor organization.
          (e) Fair Market Value of Class A Shares. For purposes of this Section 3, the Fair Market Value of Class A Shares being exchanged pursuant to this Section 3 (“Exchanged Shares”) will be determined by agreement between LGI and the Investor whose Class A Shares are being exchanged. If LGI and such Investor cannot agree on the Fair Market Value of the Exchanged Shares within thirty (30) days following the Exchange Notice Date, the Fair Market Value of the Exchanged Shares will be determined by a qualified independent appraiser jointly appointed by LGI and the Investor or, if they are unable to agree on an appraiser within thirty-five (35) days following the Exchange Notice Date, each of LGI and the Investor will appoint a qualified independent appraiser to determine the Fair Market Value of the Exchanged Shares as of the Exchange Notice Date. Any guarantee of, or pledge of assets as collateral for, the Loan Facility by the Corporation will not be taken into account in any determination of the Fair Market Value of the Exchanged Shares, and LGI and the Investor shall so instruct any appraiser appointed pursuant to this Section 3(e). If the Fair Market Value of the Exchanged Shares as determined by the appraisal indicating the lower value is at least 90% of the Fair Market Value of the Exchanged Shares as determined by the appraisal indicating the higher value, the Fair Market Value of the Exchanged Shares will be deemed to be the average of the two values. If the Fair Market Value of the Exchanged Shares as determined by the appraisal indicating the lower value is less than 90% of the Fair Market Value of the Exchanged Shares as determined by the appraisal indicating the higher value, the two appraisers performing such valuations will appoint a third appraiser, whose determination of Fair Market Value will control. LGI will bear the cost of any appraiser appointed by it. The Investor will bear the cost of any appraiser appointed by the Investor. Each of LGI and the Investor will bear one-half of the cost of any appraiser appointed jointly by LGI and the Investor or by the appraisers appointed respectively by LGI and the Investor. Notwithstanding the foregoing, if a determination of Fair Market Value of Exchanged Shares has been made by independent appraisal under this Section 3(e) within thirty (30) days preceding the Exchange Notice Date, then the result of such appraisal process will determine the Fair Market Value of Exchanged Shares if LGI and the Investor are unable to agree on Fair Market Value within thirty (30) days following the Exchange Notice Date.

          (f) Representations of Investors Upon Exchange. Immediately prior to any exchange of such Investor’s Class A Shares to LBTYA Shares and as a condition to such exchange, the applicable Investor will provide to LGI and LGJ Holdings such written representations, warranties and opinions of counsel as are reasonably deemed necessary by LGI and LGJ Holdings to establish compliance with applicable securities laws and regulations.
          (g) Delivery of Shares. LGI will deliver LBTYA Shares to the Investor, and the Investor will deliver Class A Shares to LGJ Holdings at a time and place mutually agreeable to Investor, LGI and LGJ Holdings, provided however, if LGI, LGJ Holdings and Investor are unable to agree as to such time and place, the closing will occur at the offices of LGI on the later of (i) ten (10) Business Days following the Exchange Notice Date or, if a determination of the Fair Market Value of the Class A Shares is necessary pursuant to this Section 3, ten (10) Business Days following the completion of such determination.
     4. Endorsements on Stock Certificates.
     (a) Class A Shares. All certificates representing the Class A Shares will be endorsed with the following legends:
“THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS OF A STOCKHOLDERS’ AGREEMENT AMONG THE CORPORATION AND ITS STOCKHOLDERS (THE “AGREEMENT”), WHICH AGREEMENT, AMONG OTHER THINGS, CONTAINS RESTRICTIONS ON TRANSFER WITH RESPECT TO SUCH STOCK. A COPY OF THE AGREEMENT IS ON FILE WITH THE CORPORATION, AND ANY ATTEMPTED TRANSFER OR PLEDGE IN VIOLATION OF THE TERMS OF SUCH AGREEMENT IS NULL AND VOID. SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION DURING NORMAL BUSINESS HOURS.
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN PURCHASED FOR INVESTMENT PURPOSES. THEY MAY NOT BE OFFERED OR SOLD UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF ARE AVAILABLE FOR THE TRANSACTION, AS ESTABLISHED TO THE SATISFACTION OF THE COMPANY, BY OPINION OF COUNSEL OR OTHERWISE.”
Each Investor agrees that, upon signing this Agreement, he or she will surrender to the Corporation any certificates such Investor holds representing Class A Shares for the purpose of reissuing such certificates with the above legend affixed.

          (b) LBTYA Shares. All certificates representing LBTYA Shares into which any Class A Shares are exchanged will be endorsed with the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN PURCHASED FOR INVESTMENT PURPOSES. THEY MAY NOT BE OFFERED OR SOLD UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF ARE AVAILABLE FOR THE TRANSACTION, AS ESTABLISHED TO THE SATISFACTION OF THE COMPANY, BY OPINION OF COUNSEL OR OTHERWISE.”
     5. Consent to Pledge and Guaranty. Each of the Investors hereby irrevocably consents to the following as security for the repayment of LGJ Holdings’ obligations under the Loan Facility: (a) a pledge of the membership interests in LGJ Holdings; (b) a pledge of the assets of LGJ Holdings, including, without limitation, all of the issued and outstanding shares of the capital stock of Liberty Japan, Inc., a Delaware corporation (“Liberty Japan”), and all of the Shares of the Corporation owned by LGJ Holdings; (c) a pledge of the assets of each of LGJ Holdings’ subsidiaries, including Liberty Japan and the Corporation, whether such assets are owned as of the date of this Agreement or are acquired after the date of this Agreement, other than the units of ownership (“Units”) in LMI/Sumisho Super Media, LLC, a Delaware limited liability company (“Super Media”) held by Liberty Japan or the Corporation, but including any assets received by Liberty Japan or the Corporation upon the dissolution of Super Media; (d) the guaranty by Liberty Japan of 100% of LGJ Holdings’ obligations under the Loan Facility, and (e) the guaranty by the Corporation of a portion of LGJ Holdings’ obligations under the Loan Facility, which portion shall equal, as of any relevant date, the value of the Corporation’s assets multiplied by the percentage obtained by dividing the number of Common Shares owned by LGJ Holdings as of such date by the total number of Common Shares issued and outstanding as of such date.
     6. Miscellaneous.
(a) Notices. All notices and other communications given hereunder shall be in writing and shall be addressed as follows:
     If to LGI:
Liberty Global, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attn: General Counsel
Telecopy: 303-220-6691
     If to LGJ Holdings:

LGJ Holdings, LLC
12300 Liberty Boulevard
Englewood, CO 80112
Attn: General Counsel
Telecopy: 303-220-6691
     If to the Corporation:
Liberty Jupiter, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attn: General Counsel
Telecopy: 303-220-6691
If to an Investor, at the address specified for such Investor on Schedule 6(a) of this Agreement
Any notice given in accordance with this Section 6(a) will be deemed to have been given (a) on the date of receipt if personally delivered, (b) five (5) days after being sent by U.S. mail, postage prepaid, (c) the date of receipt, if sent by registered or certified U.S. mail, postage prepaid, (d) one (1) Business Day after receipt, if sent by confirmed facsimile or telecopier transmission or (e) one (1) Business Day after having been sent by a nationally recognized overnight courier service, provided that any notice of a change of notice address by any party will be deemed given as to any other party only upon actual receipt by such other party. In computing time periods, the day of the notice will be included.
          (b) Binding Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and may not be modified except by a writing executed by all parties hereto, and no waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party against whom such waiver is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns.
          (c) Governing Law. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of Colorado. Each party hereby irrevocably submits to the general jurisdiction of the state and federal courts located in the State of Colorado in any action to interpret or enforce this Agreement, and irrevocably waives any objection to jurisdiction such Investor may have based on inconvenience of the forum.
          (d) Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of this Agreement.

          (e) Interpretation; Headings. The headings of the Sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be a part of this Agreement or to affect its interpretation. Whenever the context may require, any pronouns used herein will include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns will include the plural and vice versa.
          (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.
          (g) Further Assurances. Each party to this Agreement agrees that such party will execute and deliver such additional documents and instruments and will take such further actions as may be reasonably necessary or appropriate to carry out the provisions of this Agreement.
     7. Substitution of Parties. The parties to this Agreement, including LMI and LMINT LLC, agree that LGI and LGJ Holdings are hereby substituted for LMI and LMINT LLC, respectively, as parties for all purposes under this Agreement, and that each of LMI and LMINT LLC is relinquishing all of its rights, and is being relieved of all of its obligations, under the 2004 Agreement.
* * * * *

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands, by and through their duly authorized signatories, as of the day and year first above written.

LIBERTY GLOBAL, INC.
By:	/s/ Elizabeth M. Markowski
Elizabeth M. Markowski
Senior Vice President

LGJ HOLDINGS LLC
By:	/s/ Elizabeth M. Markowski
Elizabeth M. Markowski
Senior Vice President

/s/ Miranda Curtis
Miranda Curtis

/s/ Graham Hollis
Graham Hollis

/s/ Yasushige Nishimura
Yasushige Nishimura

LIBERTY JUPITER, INC.
By:	/s/ Elizabeth M. Markowski
Elizabeth M. Markowski
Senior Vice President

Solely for purposes of Section 7 hereof:

LIBERTY MEDIA INTERNATIONAL, INC.
By:	/s/ Elizabeth M. Markowski
Elizabeth M. Markowski
Senior Vice President

LIBERTY MEDIA INTERNATIONAL HOLDINGS, LLC
By:	/s/ Elizabeth M. Markowski
Elizabeth M. Markowski
Senior Vice President

Schedule 6(a)
Investors’ Notice Addresses
Miranda Curtis
Littlebrook Farm
Little Tew
Oxfordshire
OX7 4JJ
United Kingdom
Graham Hollis
64 Spyglass Drive
Littleton, CO 80123
Yasushige Nishimura
2-41-1 Inukura, Miyamae-ku
Kawasaki, Kanagawa 216-0011
Japan